UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22712

Premier Multi-Series VIT

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna—

1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1.	Schedule of Investments

Premier Multi-Series VIT

NFJ Dividend Value Portfolio

Annual Report

December 31, 2017

2 - 3	Letter from the President

4 - 5	Portfolio Summary

6 - 7	Important Information

8 - 10	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statement of Changes in Net Assets

14	Financial Highlights

15 - 21	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Changes to the Board of Trustees and Officers/Tax Information

24 - 26	Privacy Policy

27 - 29	Board of Trustees and Officers

Letter from the President

Thomas J. Fuccillo President & CEO	Dear Shareholder,

Economic growth in the US improved during the twelve-month fiscal reporting period ended December 31, 2017. This trend also occurred outside the US, and global inflation remained well - contained. Against this backdrop, US and international equities generated very strong results. Elsewhere, the US bond market posted a positive return during the reporting period.

For the twelve-month reporting period ended December 31, 2017, the NFJ Dividend Value Portfolio (the “Portfolio”) returned 16.35%, outperforming the 13.66% return for the Russell 1000 Value Index.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 1.2% annualized pace during the first quarter of 2017. GDP growth then improved to an annualized pace of 3.1% and 3.2% during the second and third quarters of 2017, respectively. Finally, the Commerce Department’s initial estimate — released after the reporting period had ended — showed that GDP grew at an annualized pace of 2.6% for the fourth quarter of 2017.

The US Federal Reserve (the “Fed”) raised interest rates three times in 2017: in March, June and December. With the rate hike in December, the federal funds rate moved to a range between 1.25% and 1.50%. Meanwhile, in October 2017, the Fed started to gradually reduce its balance sheet — a process that will likely take several years. The Fed’s actions during the year were well- telegraphed and there were minimal market disruptions.

Economic growth outside the US largely accelerated during the period. Despite this, a number of central banks, including the European Central Bank and the Bank of Japan, maintained their accommodative monetary policies. One exception was the Bank of England, as it raised rates from 0.25% to 0.50% in November 2017 — the first increase since July 2007.

Outlook

Since the depths of the global financial crisis, central banks have supported financial markets and the economies they serve through expansionary monetary policies, increasing their balance sheets to previously unheard-of sizes. In our opinion, the strong growth in corporate profits and diminishing fears of deflation show that this approach has worked, and we believe that central banks will be careful not to stifle current gains.

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So, while we anticipate the scale of central bank support will diminish in 2018 — led by the Fed — we expect the overall shift to be slow and the precise actions to vary from one central bank to the next. In our view, interest rates will stay low overall in 2018. Consequently, we believe investors should continue to keep a careful eye on inflation, particularly because official data appear to understate rises in real-world costs. In addition to macroeconomic considerations, we feel several dominant investment themes, including geopolitical risk and business disruption, will persist in 2018.

Following muted conditions for much of last year, we have seen increased market volatility in recent weeks. This does not appear to be driven by a change in underlying market fundamentals, but rather driven by concerns that improving economic growth may trigger an uptick in inflation and more aggressive monetary policy tightening by the Fed.

Against this backdrop, we will continue to use our fundamental research and insights — and our strong global network — to help our clients balance risk and reward. Where appropriate, we will also seek to capitalize on volatility spikes and prepare to trim exposure to risky assets if cyclical data start to lose momentum.

On behalf of Allianz Global Investors U.S. LLC, the Portfolio’s investment manager, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo
President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

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Unaudited

NFJ Dividend Value Portfolio

For the period of January 1, 2017 through December 31, 2017, as provided by the Dallas Investment Team.

Portfolio Insights

For the twelve-month period ended December 31, 2017, the NFJ Dividend Value Portfolio (“the Portfolio”) returned 16.35%, outperforming the Russell 1000 Value Index (the “benchmark”), which returned 13.66%.

Market Overview

Calendar year 2017 was notable for US equities, with major indices touching a series of fresh peaks and the S&P 500 Index rising every month during the year for the first time on record. Breaking records was a theme for 2017; the Dow Jones Industrial Average rose to record highs once every three and a half days in 2017. By style, equities reversed the trends of 2016 as growth outperformed value and large-cap companies surpassed small-caps in 2017. Share prices were buoyed by better-than-expected company earnings, renewed merger & acquisition activity, and optimism over the prospects for tax reform. The US Federal Reserve (the “Fed”) continued to gradually normalize monetary policy, announcing it would start to reduce the $4.5 trillion of Treasury bonds and mortgage-backed backed securities it amassed through its quantitative easing programs. As widely expected, the Fed raised interest rates three times, in March, June and December, increasing the federal funds rate to a range of 1.25%-1.50% by year end.

Portfolio Review

The Portfolio returned 16.35% over the twelve-month period ended December 31, 2017, outperforming its benchmark, due to positive stock selection and sector allocation. Selection was robust in the industrials, consumer staples and health care sectors, while holdings in the energy, financials and consumer discretionary sectors failed to keep pace with benchmark shares. Underweight positions in real estate and health care, as well as overweight exposures in IT and energy boosted the Portfolio’s quarterly results. No allocations meaningfully detracted from performance on an annual relative returns.

Outlook

Calendar year 2017 was a notable period for equities, with markets reaching all-time highs in ten of 12-months during the year. Monetary policy was also noteworthy in 2017, with the Fed removing liquidity from the system and some global central banks beginning their tightening cycles (e.g. Bank of England and Bank of China). The addition of US tax reform, which passed at year end, to a tightening environment may be conducive to increased volatility across equity markets. Though the Chicago Board Options Exchange Volatility Index, or VIX, ended the year at 11, its long term average is close to double that at 20.5. With interest rates beginning to move upward, investors may find themselves looking beyond equities to access sufficient portfolio returns. Increased volatility typically ushers in lower correlations and higher dispersions in risk assets, and, in our opinion, active managers will be important resources to help investors sift through market winners and losers.

We believe our dividend and value-oriented equity portfolios can provide additional protection when investing in equities. Our dividend focus, for example, positions our portfolios with an inherent advantage relative to the benchmark, as dividends provide a tangible return and more predictable current income. Historical studies also suggest that dividend-paying stocks exhibit less volatility than non-dividend paying securities. We believe these characteristics have been an important contributing factor to the Dividend Value Strategy’s long term track record and history of downside protection. As US equity markets continue their meteoric rise, our team continues to identify investment opportunities with compelling valuations and stable earnings growth. We cannot predict when today’s bull market will run its course, but we believe we can offer portfolios with attractive valuations that we believe will participate on the upside and protect on the downside for our investors.

Average Annual Total Return for the period ended December 31, 2017

	1 Year	5 Year	Since Inception†
NFJ Dividend Value Portfolio	16.35%	11.77%	11.56%

Russell 1000 Value Index††	13.66%	14.04%	14.18%

Lipper (VIP) Equity Income Funds Average	13.50%	11.63%	11.61%

†	The Portfolio began operations on 8/30/12. Benchmark return comparisons began on the portfolio inception date. Lipper performance comparisons began on 8/31/12.
††	The Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. The Portfolio’s gross expense ratio is 1.25%. This ratio does not include an expense reduction, contractually guaranteed through April 30, 2018. The Portfolio’s expense ratio net of this reduction is 1.00%. Expense ratio information is as of the Portfolio’s current prospectus dated May 1, 2017, as revised July 1, 2017. Portfolio performance figures reflect any fee waivers and/or expense reductions by the Portfolio’s investment manager, if applicable. Portfolio performance results shown above are net of all Portfolio operating expenses, but do not reflect the deduction of insurance product charges and assumes that all dividends and capital gain distributions, if any, were reinvested.

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Unaudited

NFJ Dividend Value Portfolio (cont’d)

Cumulative Returns Through December 31, 2017	Industry Allocation (as of December 31, 2017)
(in thousands)
	Banks	16.4%
	Oil, Gas & Consumable Fuels	10.2%
	Insurance	5.8%
	Capital Markets	4.2%
	Diversified Telecommunication Services	4.1%
	Pharmaceuticals	4.1%
	Electric Utilities	4.0%
	Technology Hardware, Storage & Peripherals	4.0%
	Other	48.5%
	Cash & Equivalents — Net	-1.3%

Shareholder Expense Example

	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period
Actual Performance	$1,000.00	$1,115.20	$5.33
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,020.16	$5.09

Expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365.

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Unaudited

Important Information

The NFJ Dividend Value Portfolio (the “Portfolio”) currently offers one share class. Shares of the Portfolio currently are available to be purchased by segregated asset accounts that fund variable annuity contracts and variable life insurance policies issued by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, or other affiliated or unaffiliated insurance companies. To the extent permitted by applicable law, shares of the Portfolio also are available to be purchased by insurance dedicated fund-of-funds vehicles managed by Allianz Investment Management LLC, an affiliate of Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”).

The Lipper Averages are calculated by Lipper, Inc. (“Lipper”). They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns chart for the Portfolio assumes the initial investment was made on the first day of the Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the Portfolio’s inception date.

The following disclosure provides important information regarding the Portfolio’s Shareholder Expense Example, which appears on the Portfolio Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for the Portfolio.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through December 31, 2017.

Actual Expenses

The information in the table for “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting

The Portfolio’s Investment Manager has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Premier Multi-Series VIT (the “Trust”) as the policies and procedures that the Investment Manager will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Investment Manager may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-498-5413, on the Allianz Global Investors Distributors LLC website at us.allianzgi.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

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Unaudited

Important Information (cont’d)

Form N-Q

The Trust files the complete schedule of the Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Schedule of Investments
NFJ Dividend Value Portfolio
December 31, 2017

Shares		Value
COMMON STOCK - 101.3%

Aerospace & Defense - 3.9%
426	General Dynamics Corp.	$86,670
785	United Technologies Corp.	100,142
		186,812
Automobiles - 2.0%
2,379	General Motors Co.	97,515
Banks - 16.4%
3,350	Bank of America Corp.	98,892
2,000	BB&T Corp.	99,440
1,329	Citigroup, Inc.	98,891
2,380	Citizens Financial Group, Inc.	99,912
1,801	JPMorgan Chase & Co.	192,599
1,500	SunTrust Banks, Inc.	96,885
1,788	U.S. Bancorp	95,801
		782,420
Beverages - 2.0%
1,000	Dr. Pepper Snapple Group, Inc.	97,060
Biotechnology - 2.0%
1,007	AbbVie, Inc.	97,387
Capital Markets - 4.2%
586	Ameriprise Financial, Inc.	99,310
1,920	Morgan Stanley	100,742
		200,052
Chemicals - 2.0%
1,050	Eastman Chemical Co.	97,272
Communications Equipment - 2.1%
2,588	Cisco Systems, Inc.	99,120
Consumer Finance - 2.1%
984	American Express Co.	97,721
Containers & Packaging - 2.0%
1,682	International Paper Co.	97,455
Diversified Telecommunication Services - 4.1%
2,509	AT&T, Inc.	97,550
1,894	Verizon Communications, Inc.	100,249
		197,799
Electric Utilities - 4.0%
1,261	American Electric Power Co., Inc.	92,772
1,202	Entergy Corp.	97,831
		190,603
Electrical Equipment - 2.1%
1,262	Eaton Corp. PLC	99,711
Energy Equipment & Services - 2.1%
1,450	Schlumberger Ltd.	97,716
Food & Staples Retailing - 2.1%
996	Wal-Mart Stores, Inc.	98,355
Food Products - 1.3%
450	Ingredion, Inc.	62,910
Healthcare Equipment & Supplies - 2.0%
1,180	Medtronic PLC	95,285
Healthcare Providers & Services - 3.9%
400	Anthem, Inc.	90,004
978	Quest Diagnostics, Inc.	96,323
		186,327

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Schedule of Investments

NFJ Dividend Value Portfolio

December 31, 2017 (continued)

Shares		Value
Hotels, Restaurants & Leisure - 1.9%
1,340	Carnival Corp.	$88,936
Household Products - 1.1%
585	Procter & Gamble Co.	53,750
Industrial Conglomerates - 2.0%
630	Honeywell International, Inc.	96,617
Insurance - 5.8%
960	Allstate Corp.	100,521
1,507	MetLife, Inc.	76,194
630	Reinsurance Group of America, Inc.	98,236
		274,951
Multi-Utilities - 2.1%
1,933	Public Service Enterprise Group, Inc.	99,550
Oil, Gas & Consumable Fuels - 10.2%
768	Chevron Corp.	96,146
1,790	ConocoPhillips	98,253
1,166	Exxon Mobil Corp.	97,524
2,932	Royal Dutch Shell PLC, Class A, ADR	195,594
		487,517
Pharmaceuticals - 4.1%
703	Johnson & Johnson	98,223
2,705	Pfizer, Inc.	97,975
		196,198
Road & Rail - 2.0%
900	Kansas City Southern	94,698
Semiconductors & Semiconductor Equipment - 3.8%
2,115	Intel Corp.	97,628
465	Lam Research Corp.	85,593
		183,221
Software - 2.0%
2,028	Oracle Corp.	95,884
Technology Hardware, Storage & Peripherals - 4.0%
543	Apple, Inc.	91,892
4,650	HP, Inc.	97,696
		189,588
Textiles, Apparel & Luxury Goods - 2.0%
1,320	V.F. Corp.	97,680
Total Investments (cost-$4,203,460)-101.3%		4,840,110
Liabilities in excess of other assets-(1.3)%		(61,895)
Net Assets-100.0%		$4,778,215

Notes to Schedule of Investments:

(a)	Fair Value Measurements - See Note 1(b) in the Notes to Financial Statements.

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Schedule of Investments

NFJ Dividend Value Portfolio

December 31, 2017 (continued)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/17
Investments in Securities - Assets
Common Stock	$4,840,110	$—	$—	$4,840,110

At December 31, 2017, there were no transfers between Levels 1 and 2.

Glossary:

ADR - American Depositary Receipt

See accompanying Notes to Financial Statements

10

Statement of Assets and Liabilities

NFJ Dividend Value Portfolio

December 31, 2017

Assets:
Investments, at value (cost - $4,203,460)	$4,840,110

Receivable for investments sold	92,982

Tax reclaims receivable	15,775

Dividends and Interest receivable	6,475

Investments in Affiliated Funds - Trustees Deferred Compensation Plan (see Note 3)	5,143

Receivable from Investment Manager	3,849

Prepaid expenses	2,701

Total Assets	4,967,035

Liabilities:
Payable to custodian for cash overdraft	74,998

Payable for Portfolio shares redeemed	5,909

Trustees Deferred Compensation Plan payable (see Note 3)	5,143

Servicing fees payable	1,203

Accrued expenses	101,567

Total Liabilities	188,820

Net Assets	$4,778,215

Net Assets Consist of:
Paid-in-capital	3,685,845

Undistributed net investment income	87,143

Accumulated net realized gain	368,577

Net unrealized appreciation	636,650

Net Assets	$4,778,215

Shares Issued and Outstanding	530,699

Net Asset Value and Redemption Price Per Share	$9.00

See accompanying Notes to Financial Statements

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Statement of Operations

NFJ Dividend Value Portfolio

Year ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $2,232)	$141,412

Interest	55

Total Investment Income	141,467

Expenses:
Investment management	35,937

Servicing	12,834

Legal	41,266

Audit and tax services	30,103

Custodian and accounting agent	21,977

Shareholder communications	9,071

Transfer agent	5,771

Insurance	5,616

Trustees	533

Line of credit commitment	106

Miscellaneous	1,832

Total Expenses	165,046

Less: Fee Waiver/Reimbursement from Investment Manager	(113,601)

Net Expenses	51,445

Net Investment Income	90,022

Realized and Change in Unrealized Gain (Loss):
Net realized gain on investments	767,470

Net change in unrealized appreciation/depreciation of investments	(17,528)

Net realized and change in unrealized gain	749,942

Net Increase in Net Assets Resulting from Investment Operations	$839,964

See accompanying Notes to Financial Statements

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Statement of Changes in Net Assets

NFJ Dividend Value Portfolio

	Year ended	Year ended
	December 31, 2017	December 31, 2016
Investment Operations:
Net investment income	$90,022	$1,681,934

Net realized gain	767,470	5,950,636

Net change in unrealized appreciation/depreciation	(17,528)	(2,745,858)

Net increase in net assets resulting from investment operations	839,964	4,886,712

Dividends and Distributions to Shareholders from:
Net investment income	(1,634,045)	(1,797,401)

Net realized gains	—	(4,228,270)

Total dividends and distributions to shareholders	(1,634,045)	(6,025,671)

Portfolio Share Transactions:
Net proceeds from the sale of shares	2,798,561	3,093,651

Reinvestment of dividends and distributions	1,634,045	6,025,671

Cost of shares redeemed	(3,496,254)	(92,420,852)

Net increase (decrease) from Portfolio share transactions	936,352	(83,301,530)

Total increase (decrease) in net assets	142,271	(84,440,489)

Net Assets:
Beginning of year	4,635,944	89,076,433

End of year*	$4,778,215	$4,635,944

* Including undistributed net investment income of:	$87,143	$1,634,530

Shares Issued and Redeemed:
Issued	301,563	274,258

Issued in reinvestment of dividends and distributions	203,746	563,674

Redeemed	(360,512)	(8,407,062)

Net increase (decrease)	144,797	(7,569,130)

See accompanying Notes to Financial Statements

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Financial Highlights

NFJ Dividend Value Portfolio

For a share outstanding throughout each year:

	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.01	$11.20	$13.75	$13.22	$10.28

Investment Operations:
Net investment income	0.17 †	0.27 †	0.24	0.23 †	0.25

Net realized and change in unrealized gain (loss)	1.25	1.34	(1.32)	1.08	2.79

Total from investment operations	1.42	1.61	(1.08)	1.31	3.04

Dividends and Distributions to Shareholders from:
Net investment income	(4.43)	(0.24)	(0.24)	(0.28)	(0.08)

Net realized gains	—	(0.56)	(1.23)	(0.50)	(0.02)

Total dividends and distributions to shareholders	(4.43)	(0.80)	(1.47)	(0.78)	(0.10)

Net asset value, end of year	$9.00	$12.01	$11.20	$13.75	$13.22

Total Return(1)	16.35%	15.21%	(8.86)%	10.01%	29.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,778	$4,636	$89,076	$100,794	$105,423

Ratio of expenses to average net assets with fee waiver/reimbursement	1.00%	1.00%	1.17%	1.21%	1.25%

Ratio of expenses to average net assets without fee waiver/reimbursement	3.21%	1.25%	1.17%	1.21%	1.25%

Ratio of net investment income to average net assets	1.75%	2.43%	1.94%	1.68%	2.02%

Portfolio turnover rate	88%	24%	49%	26%	22%

†	Calculated on average shares outstanding during the year.
(1)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return includes the effect of any fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

See accompanying Notes to Financial Statements

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Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2017

1. Organization and Significant Accounting Policies

Premier Multi-Series VIT (the “Trust”) was organized as a Massachusetts business trust on May 30, 2012. As of December

31, 2017, the Trust consisted of two separate investment series. These financial statements pertain to the NFJ Dividend Value

Portfolio (the “Portfolio”). Prior to commencing operations on August 30, 2012, the Portfolio had no operations other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Portfolio’s investment manager and during the first half of the reporting period NFJ Investment Group LLC (“NFJ” or the “Sub-Adviser”), an affiliate of the Investment Manager, served as the Portfolio’s sub-adviser. On July 1, 2017, NFJ merged with and into AllianzGI U.S. (the “NFJ Merger’’). As of that date, AllianzGI U.S. assumed all services and responsibilities that had been provided by NFJ. AllianzGI U.S. is currently the sole adviser to the Portfolio. The NFJ Merger did not result in any change to the manner in which investment management services are provided to the Portfolio, the personnel responsible for providing investment management services to the Portfolio or the personnel ultimately responsible for overseeing the provision of such services. The Investment Manager is, and NFJ prior to its merger with and into AllianzGI U.S., was, indirect wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). The Portfolio currently offers one share class. Shares of the Portfolio currently are available to be purchased by segregated asset accounts (“Separate Accounts”) that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (together, “Allianz Life”), or other affiliated or unaffiliated insurance companies. To the extent permitted by applicable law, shares of the Portfolio also are available to be purchased by insurance dedicated fund-of-funds vehicles managed by Allianz Investment Management LLC, an affiliate of the Investment Manager. AAM and Allianz Life are indirect, wholly-owned subsidiaries of Allianz SE, a publicly-traded European insurance and financial services company. The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value.

The Portfolio’s objective is to seek long-term growth of capital and income. There can be no assurance that the Portfolio will meet its stated objective.

The preparation of the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Portfolio’s management to make estimates and assumptions that affect the reported amounts and disclosures in Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the risk of loss is expected to be remote.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017 and the financial statements have been modified accordingly, as applicable.

The Portfolio is expected to be liquidated and dissolved, subject to a shareholder vote, on or around April 20, 2018. See Note 11 below.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolio’s investments are valued daily using prices supplied by an independent pricing

Annual Report | December 31, 2017	15

Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2017 (continued)

service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees of the Trust (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board, as necessary. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures adopted by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Trust’s Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Portfolio to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolio’s financial statements. The Portfolio’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business. In unusual circumstances, the Board may determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access

•	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•	Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolio to measure fair value during the year ended December 31, 2017 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

Annual Report | December 31, 2017	16

Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2017 (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolio generally to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities. Interest income and expenses are recorded on an accrual basis.

(d) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken. The Portfolio’s federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

The Portfolio declares dividends from net investment income and distributions from net realized capital gains, if any, at least annually. The Portfolio records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Repurchase Agreements

The Portfolio is party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default and maintenance of collateral.

The Portfolio enters into transactions, under the Master Repo Agreements, with its custodian bank or securities brokerage firms whereby it purchases securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Portfolio), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolio until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the

Annual Report | December 31, 2017	17

Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2017 (continued)

counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited. As of December 31, 2017, there were no open repurchase agreements.

2. Principal Risks

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk).

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Portfolio. Even when markets perform well, there is no assurance that the investments held by the Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio’s financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3. Investment Manager/Distributor Fees & Deferred Compensation

AllianzGI U.S. serves as an investment manager to the Portfolio pursuant to an Investment Management Agreement between AllianzGI U.S. and the Trust. Subject to the supervision of the Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Investment Management Agreement, the Investment Manager receives an annual fee, payable monthly (net of any reimbursements or recoupment), at the annual rate of 0.70% of the Portfolio’s average daily net assets. The Investment Manager contractually agreed to observe, through April 30, 2018, an irrevocable waiver of a portion of its management fee, which reduces the contractual rate by 0.05%, from 0.70% to 0.65% of average daily net assets. For the year ended December 31, 2017, the Portfolio paid effective investment management fees at a rate of 0.65% of the Portfolio’s daily net assets.

During a portion of the period, the Investment Manager retained the Sub-Adviser to manage the investments of the Portfolio. Subject to the supervision of the Investment Manager, the Sub-Adviser was responsible for making all of the investment decisions for the Portfolio. As described in Note 7 below, the Sub-Adviser merged with and into AllianzGI U.S. on July 1, 2017. The Investment Manager, not the Portfolio, paid a portion of the fees it received as Investment Manager to the Sub-Adviser in return for its services.

Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM and the Investment Manager, serves as the distributor of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan. The Distribution and Servicing

Annual Report | December 31, 2017	18

Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2017 (continued)

Plan permits the Trust, or the Distributor acting as agent of the Trust, to make payments to participating insurance companies, plan sponsors and other financial institutions as compensation for services rendered or expenses borne in connection with certain enumerated services, which include the provision of personal services to segregated asset account shareholders and maintenance of shareholder accounts (“servicing fees”). The Distribution and Servicing Plan permits the share class currently offered by the Portfolio to pay servicing fees at an annual rate of up to 0.25% of the Portfolio’s average daily net assets.

Payments are accrued daily and paid monthly.

The Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan (the “Deferred Compensation Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Deferred Compensation Plan. Under the Deferred Compensation Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period, chosen by the Trustee, an amount equal to the value of such compensation if such compensation had been invested in one or more series of the Allianz Funds Multi-Strategy Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

4. Expense Limitation

The Trust and the Investment Manager have entered into an Expense Limitation Agreement whereby the Investment Manager has agreed to irrevocably waive its Management fee and/or reimburse the Portfolio through April 30, 2018 to the extent that Total Annual Portfolio Operating Expenses (after application of fee waiver described in Note 3 above), excluding interest, taxes, extraordinary expenses and certain credits and other expenses, exceed 1.00% of the Portfolio’s average daily net assets. Under the Expense Limitation Agreement, the Investment Manager may recoup waived/reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties. As of December 31, 2017, the Investment Manager may recoup $139,072 and $111,034 of expenses waived/reimbursed for the fiscal years ended December 31, 2016 and December 31, 2017, respectively.

5. Investments in Securities

For the year ended December 31, 2017, purchases and sales of investments, other than short-term securities were $4,423,531 and $4,800,215, respectively.

6. Income Tax Information

The tax character of dividends and distributions paid was:

Year ended December 31, 2017		Year Ended December 31, 2016
Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
$ 1,634,045	—	$1,797,449	$4,228,222

*	Ordinary income includes short-term capital gains, if any.

At December 31, 2017 the Portfolio had distributable earnings of $106,068 attributable from ordinary income and $355,075 from long-term capital gains.

At December 31, 2017 the Portfolio utilized capital loss carryforwards of $393,958 which were attributable to long-term.

For the year ended December 31, 2017, permanent “book-tax” adjustments were attributable to reclassification from sales of securities with return of capital. This adjustment decreased undistributed net investment income and increased accumulated net realized gain by $3,364. Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

Annual Report | December 31, 2017	19

Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2017 (continued)

At December 31, 2017, the cost basis of portfolio securities for federal income tax purposes was $4,203,740. Gross unrealized appreciation was $647,803; gross unrealized depreciation was $11,433; and net unrealized appreciation was $636,370. The difference between book and tax basis was attributable to wash sale loss deferrals and return of capital distributions.

7. Portfolio Events

On July 1, 2017, NFJ, which had acted as sub-adviser to the Portfolio, merged with and into AllianzGI U.S. As of July 1, 2017, AllianzGI U.S. assumed all services and responsibilities that had been provided by NFJ and the Portfolio ceased to have a sub-adviser. The merger did not result in any change to the manner in which investment advisory services to the Portfolio or the personnel ultimately responsible for overseeing the provision of such services.

On December 28, 2017, the Trust entered into a Novation Framework Agreement with State Street Bank and Trust Company

(“SSB”) and DST Asset Manager Solutions, Inc. (formerly known as Boston Financial Data Services, Inc.) (“DST”) whereby

SSB replaced DST as the named provider of transfer agency services to the Portfolio. SSB then delegated its duties and obligations as transfer agent to DST. This transition was undertaken solely to promote efficiency and administrative simplicity, allowing SSB and DST to consolidate certain contracts and streamline their relationship, and had no effect on the services provided to the Portfolio.

8. Investments by Affiliates

At December 31, 2017, two segregated asset accounts that fund variable annuity contracts and variable life insurance policies sponsored by Allianz Life owned 100% of the Portfolio. Portfolio share subscription and redemption activity by these shareholders could have a material impact on the Portfolio.

9. Borrowings

The Trust is a party to an agreement (the “State Street Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds and Allianz Funds Multi-Strategy Trust, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement had an original maturity date of October 26, 2017, which was extended by an additional 364-day period by an amendment effective October 26, 2017. The amendment permits the AllianzGI

Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund pays interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month London Interbank Offered Rate, subject to upward adjustment when any past due payments are outstanding. The AllianzGI Borrowers also pay a usage fee at an annualized rate of 0.25% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility. The Portfolio did not utilize the line of credit during the year ended December 31, 2017.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolio is authorized to enter into a master interfund lending agreement (the “Interfund Program”) with certain funds advised by the Investment Manager. The Order permits certain funds to lend money directly to and borrow money directly from other funds advised by the Investment Manager for temporary purposes through the Interfund Program. During the year ended December 31, 2017, the Portfolio did not participate as a borrower or lender in the Interfund Program.

10. Redemptions-In-Kind

During the year ended December 31, 2016, the Portfolio transferred securities and cash to its shareholders in connection with redemption in-kind transactions. These transactions were treated as a sale of securities for U.S. GAAP, and the resulting gains of $10,191,505 and losses of $3,872,464 were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. The Portfolio redeemed 7,503,556 shares in-kind with a redemption value of $82,305,527. The number of shares redeemed and redemption value were included in the shares redeemed and the cost of shares redeemed for the year ended December 31, 2016 on the Statement of Changes.

Annual Report | December 31, 2017	20

Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2017 (continued)

11. Subsequent Events

In preparing these financial statements, the Portfolio’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 22, 2018 the Board approved a plan of liquidation and dissolution (the “Plan”) to liquidate and dissolve NFJ

Dividend Value Portfolio. Subject to shareholder approval, the Plan will become effective at the close of business on or about April 20, 2018. As soon as practicable after April 20, 2018, the Portfolio will be liquidated and dissolved, and any outstanding shares of the Portfolio will be automatically redeemed.

There were no other subsequent events identified that require recognition or disclosure.

Annual Report | December 31, 2017	21

Report of Independent Registered Public Accounting Firm

NFJ Dividend Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Premier Multi-Series VIT and Shareholders of NFJ Dividend Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NFJ Dividend Value Portfolio (one of the portfolios constituting Premier Multi-Series VIT, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Subsequent Event

As discussed in Note 11 to the financial statements, the Board of Trustees approved a plan of liquidation for NFJ Dividend Value Portfolio on January 22, 2018.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
February 16, 2018

We have served as the auditor of one or more of the investment companies in the Allianz Global Investors U.S. group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

Annual Report | December 31, 2017	22

Changes to the Board of Trustees and Officers/Tax Information (unaudited)

NFJ Dividend Value Portfolio

Changes to the Board of Trustees & Officers:

Effective December 12, 2017, Barbara R. Claussen resigned as a Trustee of the Portfolio and Erick R. Holt became a Trustee of the Portfolio. Mr. Holt is an “interested person” of the Portfolio, as defined in Section 2(a)(19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

Effective December 12, 2017, Craig A. Ruckman was appointed Assistant Secretary to the Portfolio.

Tax Information:

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by the Portfolio.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Portfolio designates 100% of ordinary dividends paid (or the maximum amount allowable) during the fiscal year ended December 31, 2017 as “qualified dividend income”.

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Portfolio’s dividend distribution that qualifies under tax law. The Portfolio designates 100% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the dividend received deduction.

Annual Report | December 31, 2017	23

Privacy Policy (unaudited)

NFJ Dividend Value Portfolio

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Annual Report | December 31, 2017	24

Privacy Policy (unaudited) (continued)

NFJ Dividend Value Portfolio

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

•	Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

•	Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

•	Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

•	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

•	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

•	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

•	Facebook: https://de-de.facebook.com/about/privacy/

•	Twitter: https://twitter.com/privacy

•	Linked In: https://www.linkedin.com/legal/privacy-policy

Annual Report | December 31, 2017	25

Privacy Policy (unaudited) (continued)

NFJ Dividend Value Portfolio

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

Annual Report | December 31, 2017	26

Premier Multi-Series VIT – Board of Trustees (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Portfolio’s Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-498-5413.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
A. Douglas Eu† 1961	4/2016 to present	Chief Executive Officer, Managing Director and Chairman of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2016); Member of the Global Executive Committee of Allianz Global Investors GmbH (since 2006). Formerly, Chief Executive Officer of Allianz Global Investors Asia Pacific GmbH (2006-2015).	63	Formerly, Director, Securities and Futures Commission Advisory Committee Hong Kong (2007-2013).

Erick R. Holt† 1952	12/2017 to present	Board Member, Global Chief Risk Officer, General Counsel and Chief Compliance Officer (since 2006) of Allianz Asset Management GmbH	63	None.
Independent Trustees
Davey S. Scoon 1946 Chairman of the Board of Trustees	12/2014 to present	Adjunct Professor, University of Wisconsin-Madison (since 2011).	63	Director, Albireo Pharma, Inc. (since 2016); and Director, AMAG Pharmaceuticals, Inc. (since 2006). Formerly, Director, Biodel Inc. (2013 - 2016); Director, Orthofix International N.V. (2011 - 2015); and Chairman, Tufts Health Plan (1997 - 2014).

Deborah A. DeCotis 1952	6/2012 to present	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014)	89	None.

F. Ford Drummond 1962	12/2014 to present	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	63	Director, Bancfirst Corporation.

Bradford K. Gallagher 1944	6/2012 to present	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011- 2013).	89	None.

James A. Jacobson 1945	6/2012 to present	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014).	89	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009- 2016).

Hans W. Kertess 1939	6/2012 to present	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	89	None.

James S. MacLeod 1947	12/2014 to present	Executive Chairman of the Board, CoastalSouth Bancshares, Inc.; Chairman, CoastalStates Bank; Vice Chairman of the Board and Member of Executive Committee, University of Tampa; Trustee, MUSC Foundation and Director, Mortgage Bankers Association of America. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.	63	Non-Executive Chairman and Director, Sykes Enterprises, Inc.

William B. Ogden, IV 1945	6/2012 to present	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	89	None.

Annual Report | December 31, 2017	27

Premier Multi-Series VIT – Board of Trustees (unaudited) (continued)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Alan Rappaport 1953	6/2012 to present	Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Member of Board of Overseers, NYU Langone Medical Center (since 2015); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015).	89	None.

†	Messers. Eu and Holt are “Interested Persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Investment Manager and its affiliates.

Annual Report | December 31, 2017	28

Premier Multi-Series VIT – Officers (unaudited)

Name, Year of Birth, Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas J. Fuccillo President and Chief Executive Officer 1968	4/2016 to present	Managing Director, Chief Regulatory Counsel and Head of Retail and Funds Legal of Allianz Global Investors U.S. Holdings LLC; Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Secretary and Chief Legal Officer of The Korea Fund, Inc. President and Chief Executive Officer of 63 funds in the Fund Complex; Formerly, Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2004-2016).

Lawrence G. Altadonna Treasurer, Principal Financial and Accounting Officer 1966	6/2012 to present	Director, Director of Fund Administration of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Angela Borreggine Secretary and Chief Legal Officer 1964	4/2016 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Secretary and Chief Legal Officer of 63 funds in the Fund Complex. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA** Chief Compliance Officer 1975	6/2013 to present	Director of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; Chief Compliance Officer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Scott Whisten Assistant Treasurer 1971	6/2012 to present	Director of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 63 funds in the Fund Complex.

Richard J. Cochran Assistant Treasurer 1961	6/2012 to present	Vice President of Allianz Global Investors U.S. LLC; Assistant Treasurer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili Assistant Treasurer 1974	6/2012 to present	Director of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Debra Rubano Assistant Secretary 1975	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 63 funds in the Fund Complex.

Craig A. Ruckman Assistant Secretary 1977	12/2017 to present	Vice President and Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 63 funds in the Fund Complex. Formerly, Associate of K&L Gates LLP (2012-2016).

*	The officers of the Trust are elected annually by the Board of Trustees.
**	The correspondence address for Thomas L. Harter is 600 West Broadway, San Diego, CA 92101.

Annual Report | December 31, 2017	29

Premier Multi-Series VIT

Trustees	Investment Manager
Davey S. Scoon	Allianz Global Investors U.S. LLC
Chairman of the Board of Trustees	1633 Broadway
Deborah A. DeCotis	New York, NY 10019
F. Ford Drummond
A. Douglas Eu	Custodian & Accounting Agent
Bradford K. Gallagher	State Street Bank & Trust Co.
Erick R. Holt	801 Pennsylvania Avenue
James A. Jacobson	Kansas City, MO 64105
Hans W. Kertess
James S. MacLeod	Transfer Agent
William B. Ogden, IV	State Street Bank & Trust Company, which has
Alan Rappaport	delegated its obligations as transfer agent to:
DST Asset Manager Solutions, Inc.
Officers	330 West 9th Street, 5th Floor
Thomas J. Fuccillo	Kansas City, MO 64105
President and Chief Executive Officer
Lawrence G. Altadonna	Independent Registered Public Accounting Firm
Treasurer, Principal Financial and Accounting Officer	PricewaterhouseCoopers LLP
Angela Borreggine	1100 Walnut Street, Suite 1300
Chief Legal Officer and Secretary	Kansas City, MO 64106
Thomas L. Harter
Chief Compliance Officer	Legal Counsel
Scott Whisten	Ropes & Gray LLP
Assistant Treasurer	Prudential Tower
Richard J. Cochran	800 Boylston Street
Assistant Treasurer	Boston, MA 02199
Orhan Dzemaili
Assistant Treasurer
Debra Rubano
Assistant Secretary
Craig A. Ruckman
Assistant Secretary

This report, including the financial information herein, is transmitted to the shareholders of the Portfolio for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolio or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm, Eastern Time, or visit our website, us.allianzgi.com

Premier Multi-Series VIT

RCM Dynamic Multi-Asset Plus VIT Portfolio

Annual Report

December 31, 2017

2 – 3	Letter from the President

4 – 5	Portfolio Summary

6 – 7	Important Information

8 – 10	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statement of Changes in Net Assets

14	Financial Highlights

15 – 23	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Changes to the Board of Trustees and Officers/Tax Information

26 – 28	Privacy Policy

29 – 31	Board of Trustees and Officers

Letter from the President

Thomas J. Fuccillo President & CEO	Dear Shareholder,

Economic growth in the US improved during the twelve-month fiscal reporting period ended December 31, 2017. This trend also occurred outside the US, and global inflation remained well-contained. Against this backdrop, US and international equities generated very strong results. Elsewhere, the US bond market posted a positive return during the reporting period.

For the 12-month reporting period ended December 31, 2017, the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) returned 14.90%, underperforming the 15.75% return for its blended benchmark index.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 1.2% annualized pace during the first quarter of 2017. GDP growth then improved to an annualized pace of 3.1% and 3.2% during the second and third quarters of 2017, respectively. Finally, the Commerce Department’s initial estimate — released after the reporting period had ended — showed that GDP grew at an annualized pace of 2.6% for the fourth quarter of 2017.

The US Federal Reserve (the “Fed”) raised interest rates three times in 2017: in March, June and

December. With the rate hike in December the federal funds rate moved to a range between 1.25% and 1.50%. Meanwhile, in October 2017 the Fed started to gradually reduce its balance sheet — a process that will likely take several years. The Fed’s actions during the year were well telegraphed and there were minimal market disruptions.

Economic growth outside the US largely accelerated during the period. Despite this, a number of central banks, including the European Central Bank and the Bank of Japan, maintained their accommodative monetary policies. One exception was the Bank of England, as it raised rates from 0.25% to 0.50% in November 2017 — the first increase since July 2007.

Outlook
Since the depths of the global financial crisis, central banks have supported financial markets and the economies they serve through expansionary monetary policies, increasing their balance sheets to previously unheard-of sizes. In our opinion, the strong growth in corporate profits and diminishing fears of deflation show that this approach has worked, and we believe that central banks will be careful not to stifle current gains.

2

So, while we anticipate the scale of central bank support will diminish in 2018 — led by the Fed — we expect the overall shift to be slow and the precise actions to vary from one central bank to the next. In our view, interest rates will stay low overall in 2018. Consequently, we believe investors should continue to keep a careful eye on inflation, particularly because official data appear to understate rises in real-world costs. In addition to macroeconomic considerations, we feel several dominant investment themes, including geopolitical risk and business disruption, will persist in 2018.

Following muted conditions for much of last year, we have seen increased market volatility in recent weeks. This does not appear to be driven by a change in underlying market fundamentals, but rather driven by concerns that improving economic growth may trigger an uptick in inflation and more aggressive monetary policy tightening by the Fed.

Against this backdrop, we will continue to use our fundamental research and insights — and our strong global network — to help our clients balance risk and reward. Where appropriate, we will also seek to capitalize on volatility spikes and prepare to trim exposure to risky assets if cyclical data start to lose momentum.

On behalf of Allianz Global Investors U.S. LLC, the Portfolio’s investment manager, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

3

Unaudited

RCM Dynamic Multi-Asset Plus VIT Portfolio

For the period of January 1, 2017 through December 31, 2017, as provided by the Multi-Asset US Group.

Portfolio Insights

For the twelve-month period ended December 31, 2017, the RCM Dynamic Multi- Asset Plus VIT Portfolio (the “Portfolio”) returned 14.90%, underperforming the 35% S&P 500 Index/20% MSCI EAFE Index/5% MSCI EM Index/25% Bloomberg Barclays US Aggregate Government Bond Index/10% Bloomberg Barclays US Corporate Bond Index/ 5% JPM EMBI+ Index (the “benchmark”), which returned 15.75%.

Market Overview

During the twelve-month reporting period, risk assets, including emerging market equities and bonds outperformed traditional safe-haven assets such as US Treasuries. At the start of the period, optimism about both global growth and the incoming Trump administration’s capacity to effect healthcare and tax reform helped fuel a run-up in equities. This momentum continued as global economic data remained robust in the context of subdued inflation. In the US, stocks ran up on better than expected gross domestic product (“GDP”) prints of more than 3% (on a quarter-over-quarter basis) in the second and third quarters and continued improvement in the labor market. Momentum in US equities persisted despite temporary shocks caused by hurricanes in the third quarter and policy setbacks, including a failure to enact a healthcare overhaul. Overall, emerging markets outperformed developed markets, with the US and Japan the strongest developed markets. European equities also posted double digit returns although a strengthening euro exchange rate in the first three quarters served as a drag.

Given the failure of inflation to materialize globally, global bonds performed better than initially expected but still underperformed global equities. Yield curves, for the most part, ended the period flatter as longer term yields declined. The most pronounced flattening was in the US where the yield difference between the 2- and 30-year Treasury bonds fell below 100 basis points for the first time in a decade. Flattening was avoided in the euro zone where bond yields rose across the curve, in part, as a response to a gradual pickup in inflation expectations. The fourth quarter announcement from the European Central Bank in the fourth quarter that it would maintain its long term asset purchase program through September 2018, which helped contain short rates.

Portfolio Review

The Portfolio benefitted from the consistent overweight exposures to risk assets for much of the year. Our confidence in the robustness of the global economy has kept us in these positions with minor changes with overweight exposures to US corporates, high yield debt, and emerging market debt contributing to the relative performance. Despite slowly rising interest rates and the Federal Reserve’s commitment to normalizing policy, widespread corporate tax cuts and rising US business confidence drove credit spreads tighter and allowed our credit exposures to contribute significantly.

The Portfolio’s equity positions detracted modestly from relative performance for the year, with most of the underperformance coming in the first quarter due to our allocation in US small capitalization stocks. This was partly offset by exposures to Japanese and emerging markets equities, the latter which outperformed by about 1500 basis points versus the US large cap benchmark.

Outlook

We believe that the synchronized recovery in global growth observed in 2017 will persist into 2018: consensus GDP upgrades for the countries we monitor have outnumbered downgrades for sixteen months in a row. Yet, despite narrower output gaps and tighter labor markets, inflation remains low across the developed world.

Looking ahead, we feel that monetary policy will continue to tighten globally and especially, in the US where the Federal Reserve (the “Fed”) may deliver more rate hikes than currently anticipated by markets in 2018.

In the next 12 months, other key risks on our radar are upcoming elections in emerging markets, threats to globalization and rising risk of trade protectionism among world leaders, a commodity price shock driving an unexpected rise in inflation and rising geopolitical tensions on the Korean peninsula and parts of the Middle East.

We nonetheless believe global equities should have positive returns over the medium term and, in the US, anticipate modestly higher short term bond yields based on the Fed hiking rates at least two more times. However, we believe that long term yields will continue to fluctuate based on market expectations of inflation which will be heavily influenced by official inflation prints, including the Consumer Price Index.

4

Unaudited

RCM Dynamic Multi-Asset Plus VIT Portfolio (cont’d)

Average Annual Total Return for the period ended December 31, 2017

	1 Year	Since Inception†
RCM Dynamic Multi-Asset Plus VIT Portfolio	14.90%	3.70%

MSCI AC World Index††	23.97%	7.84%

35% S&P 500/20% MSCI EAFE/5% MSCI EM/25% Bloomberg Barclays US Agg Gov’t/10% Bloomberg Barclays US Corp/5% JPM EMBI+ Index††	15.75%	6.25%

Lipper (VIP) Mixed-Asset Target Allocation Moderate Funds Average	12.70%	5.15%

†	The Portfolio began operations on 4/27/15. Benchmark return comparisons began on the portfolio inception date. Lipper performance comparisons began on 4/30/15.
††	The Bloomberg Barclays US Aggregate Government Bond Index includes treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of US Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the US Government).

The Bloomberg Barclays US Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by US and non-US industrial, utility and financial issuers. The index is a component of the US Aggregate Credit Index.

The JPMorgan Emerging Markets Bond Index Plus (“EMBI+”) tracks total returns for US dollar-denominated debt instruments of the Emerging Markets: Brady bonds, loans, Eurobonds.

The MSCI All Country World Index (“MSCI ACWI”) captures large and mid cap representation across 23 Developed Markets and 23 Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set. Performance data shown for the index is net of dividend tax withholding.

The MSCI EAFE Index (Europe, Australasia, Far East) is an equity index which captures large and mid cap representation across the Developed Markets countries around the world, excluding the US and Canada. The index is comprehensive, covering approximately 85% of the free float-adjusted market capitalization in each country. Performance data shown for the index is calculated net of dividend tax withholding.

The MSCI Emerging Markets Index captures large and mid-cap representation across 23 Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Performance data shown for the index is calculated net of dividend tax withholding.

The Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. The Portfolio’s gross expense ratio is 1.75%. This ratio does not include an expense reduction, contractually guaranteed through April 30, 2018. The Portfolio’s expense ratio net of this reduction is 1.20%. Expense ratio information is as of the Portfolio’s current prospectus dated May 1, 2017, as revised July 1, 2017. Portfolio performance figures reflect any fee waivers and/or expense reductions by the Portfolio’s investment manager, if applicable. Portfolio performance results shown above are net of all Portfolio operating expenses, but do not reflect the deduction of insurance product charges and assumes that all dividends and capital gain distributions, if any, were reinvested.

Cumulative Returns Through December 31, 2017	Asset Allocation (as of December 31, 2017)
(in thousands)
	Exchange-Traded Funds	64.0%
	U.S. Treasury Obligations	26.6%
	Cash & Equivalents — Net	9.4%

Shareholder Expense Example

	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period
Actual Performance	$1,000.00	$1,074.30	$5.80
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,019.61	$5.65

Expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 184/365. These expenses do not include the expenses of the investment companies in which the Portfolio invests, which are indirectly borne by Portfolio shareholders.

5

Unaudited

Important Information

The RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) currently offers one share class. Shares of the Portfolio currently are available to be purchased by segregated asset accounts that fund variable annuity contracts and variable life insurance policies issued by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, or other affiliated or unaffiliated insurance companies. To the extent permitted by applicable law, shares of the Portfolio also are available to be purchased by insurance dedicated fund-of-funds vehicles managed by Allianz Investment Management LLC, an affiliate of Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”).

The Lipper Averages are calculated by Lipper, Inc. (“Lipper”). They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns chart for the Portfolio assumes the initial investment was made on the first day of the Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the Portfolio’s inception date.

The following disclosure provides important information regarding the Portfolio’s Shareholder Expense Example, which appears on the Portfolio Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for the Portfolio.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through December 31, 2017.

Actual Expenses

The information in the table for “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting

The Portfolio’s Investment Manager has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by

6

Unaudited

Important Information (cont’d)

Premier Multi-Series VIT (the “Trust”) as the policies and procedures that the Investment Manager will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Investment Manager may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-498-5413, on the Allianz Global Investors Distributors LLC website at us.allianzgi.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files the complete schedule of the Portfolio’s holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

7

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2017

Shares		Value
EXCHANGE-TRADED FUNDS - 64.0%

43,436	iShares Core MSCI EAFE	$2,870,685
25,096	iShares Core S&P 500	6,747,060
2,374	iShares iBoxx $ High Yield Corporate Bond	207,155
26,283	iShares iBoxx $ Investment Grade Corporate Bond	3,194,961
8,551	iShares JPMorgan USD Emerging Markets Bond	992,771
4,095	Vanguard Emerging Markets Government Bond	328,706

Total Exchange-Traded Funds (cost-$13,424,638)		14,341,338

Principal Amount (000s)
U.S. TREASURY OBLIGATIONS - 26.6%

	U.S. Treasury Bonds,
$ 675	3.00%, 11/15/44	708,379
100	4.375%, 5/15/41	129,293
200	5.375%, 2/15/31	265,700
110	7.875%, 2/15/21	129,585
	U.S. Treasury Notes,
320	0.75%, 2/28/18	319,699
400	1.00%, 6/30/19	395,041
900	1.125%, 3/31/20	884,668
600	1.50%, 2/28/19	597,650
600	2.00%, 5/31/21	598,997
1,000	2.00%, 10/31/22	991,297
200	2.25%, 7/31/18	200,753
750	2.25%, 11/15/25 (a)	743,341

Total U.S. Treasury Obligations (cost-$6,008,390)		5,964,403

Repurchase Agreements - 8.9%

1,986	State Street Bank and Trust Co., dated 12/29/17, 0.20%, due 1/2/18, proceeds $1,986,044; collateralized by U.S. Treasury Notes, 1.625%, due 2/15/26, valued at $2,029,957 including accrued interest (cost-$1,986,000)	1,986,000

Total Investments (cost-$21,419,028)-99.5%		22,291,741

Other assets less liabilities (b)-0.5%		119,012

Net Assets-100.0%		$22,410,753

Notes to Schedule of Investments:

(a)	All or partial amount segregated for the benefit of the counterparty as collateral for futures contracts.

8

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2017 (continued)

(b)	Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at December 31, 2017:

Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
Mini MSCI Emerging Markets Index	36	3/16/18	$2	$2,095	$88,594
Russell 2000 Mini Index	10	3/16/18	1	768	3,718
TOPIX Index	4	3/8/18	40	645	15,072
MSCI EAFE Index	8	3/16/18	— (d)	818	14,287
E-mini S&P 500 Index	4	3/16/18	— (d)	535	6,752
Euro-Bund 10-Year Bond	4	3/8/18	400	654	(16,083)

					$112,340

Short position contracts:
Ultra U.S. Treasury Bond	(2)	3/20/18	$(200)	$(335)	$(1,769)
2-Year U.S. Treasury Note	(9)	3/29/18	(1,800)	(1,927)	3,360
5-Year U.S. Treasury Note	(4)	3/29/18	(400)	(465)	1,196
10-Year U.S. Treasury Note	(5)	3/20/18	(500)	(620)	3,389

					$6,176

					$118,516

(c)	At December 31, 2017, the Portfolio pledged $9,359 in cash as collateral for futures contracts.
(d)	Notional amount rounds to less than $500.
(e)	Fair Value Measurements - See Note 1(b) in the Notes to Financial Statements.

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/17
Investments in Securities - Assets
Exchange-Traded Funds	$14,341,338	$—	$—	$14,341,338
U.S. Treasury Obligations	—	5,964,403	—	5,964,403
Repurchase Agreements	—	1,986,000	—	1,986,000

	14,341,338	7,950,403	—	22,291,741

Other Financial Instruments* – Assets
Interest Rate Contracts	7,945	—	—	7,945
Market Price	128,423	—	—	128,423

	136,368	—	—	136,368

Other Financial Instruments* – Liabilities
Interest Rate Contracts	(17,852)	—	—	(17,852)

Totals	$14,459,854	$7,950,403	$—	$22,410,257

*	Other financial instruments are derivatives, such as futures contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

At December 31, 2017, there were no transfers between Levels 1 and 2.

9

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2017 (continued)

(f)	The following is a summary of the Portfolio’s derivatives categorized by risk exposure.

The effect of derivatives on the Statement of Assets and Liabilities at December 31, 2017:

Location	Market Price	Interest Rate Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$128,423	$7,945	$136,368

Liability derivatives:
Payable for variation margin on futures contracts*	$—	$(17,852)	$(17,852)

*	Included in net unrealized appreciation of $118,516 on futures contracts as reported in Note (b) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the year ended December 31, 2017:

Location	Market Price	Interest Rate Contracts	Total
Net realized gain(loss) on:
Futures contracts	$1,777,834	$(19,763)	$1,758,071

Net change in unrealized appreciation/depreciation of:
Futures contracts	$206,795	$(8,635)	$198,160

The average volume (based on the open positions at each month-end) of derivative activity during the year ended December 31, 2017:

Futures Contracts (1)
Long	Short
125	19

(1)	Number of contracts.

Glossary:

EAFE - Europe, Australasia and Far East

MSCI - Morgan Stanley Capital International

TOPIX - Tokyo Stock Price Index

See accompaying Notes to Financial Statements

10

Statement of Assets and Liabilities

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2017

Assets:
Investments, at value (cost - $21,419,028)	$22,291,741

Cash	739

Receivable for variation margin on futures contracts	136,368

Receivable for Portfolio shares sold	109,451

Interest receivable	27,589

Deposits with brokers for derivatives collateral	9,359

Investments in Affiliated Funds - Trustees Deferred Compensation Plan (see Note 5)	1,933

Prepaid expenses	2,990

Total Assets	22,580,170

Liabilities:
Payable for variation margin on futures contracts	17,852

Investment management fees payable	5,889

Servicing fees payable	4,695

Trustees Deferred Compensation Plan payable (see Note 5)	1,933

Accrued expenses	139,048

Total Liabilities	169,417

Net Assets	$22,410,753

Net Assets Consist of:
Paid-in-capital	21,457,746

Dividends in excess of net investment income	(35,993)

Accumulated net realized loss	(2,596)

Net unrealized appreciation	991,596

Net Assets	$22,410,753

Shares Issued and Outstanding	2,221,348

Net Asset Value and Redemption Price Per Share	$10.09

See accompaying Notes to Financial Statements

11

Statement of Operations

RCM Dynamic Multi-Asset Plus VIT Portfolio

Year ended December 31, 2017

Investment Income:
Dividends	$306,702

Dividends from investments in Affiliates	35,336

Interest	138,113

Total Investment Income	480,151

Expenses:
Investment management	162,985

Servicing	58,209

Legal	83,812

Audit and tax services	41,214

Custodian and accounting agent	32,940

Shareholder communications	10,039

Transfer agent	8,490

Insurance	4,934

Trustees	2,475

Line of credit commitment	511

Excise tax	62

Miscellaneous	3,336

Total Expenses	409,007

Less: Fee Waiver/Reimbursement from Investment Manager	(149,986)

Net Expenses	259,021

Net Investment Income	221,130

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	143,426

Investments in Affiliates	(15,746)

Futures contracts	1,758,071

Foreign currency transactions	3,721

Net change in unrealized appreciation/depreciation of:
Investments	984,357

Investments in Affiliates	9,549

Futures contracts	198,160

Foreign currency transactions	687

Net realized and change in unrealized gain	3,082,225

Net Increase in Net Assets Resulting from Investment Operations	$3,303,355

See accompaying Notes to Financial Statements

12

Statement of Changes in Net Assets

RCM Dynamic Multi-Asset Plus VIT Portfolio

	Year ended December 31, 2017	Year ended December 31, 2016
Investment Operations:
Net investment income	$221,130	$56,252

Net realized gain	1,889,472	699,178

Net change in unrealized appreciation/depreciation	1,192,753	(27,859)

Net increase in net assets resulting from investment operations	3,303,355	727,571

Dividends and Distributions to Shareholders from:
Net investment income	(308,623)	(139,676)

Net realized gains	(1,462,750)	—

Total dividends and distributions to shareholders	(1,771,373)	(139,676)

Portfolio Share Transactions:
Net proceeds from the sale of shares	13,106,050	5,471,295

Reinvestment of dividends and distributions	1,771,373	139,676

Cost of shares redeemed	(19,273,995)	(1,210,263)

Net increase (decrease) from Portfolio share transactions	(4,396,572)	4,400,708

Total increase (decrease) in net assets	(2,864,590)	4,988,603

Net Assets:
Beginning of year	25,275,343	20,286,740

End of year*	$22,410,753	$25,275,343

* Including dividends in excess of net investment income of:	$(35,993)	$(82,912)

Shares Issued and Redeemed:
Issued	1,265,546	582,135

Issued in reinvestment of dividends and distributions	175,375	14,626

Redeemed	(1,870,108)	(128,221)

Net increase (decrease)	(429,187)	468,540

See accompaying Notes to Financial Statements

13

Financial Highlights

RCM Dynamic Multi-Asset Plus VIT Portfolio

For a share outstanding throughout each period:

			Period from
			April 27, 2015*
			through
	Year ended	Year ended	December 31,
	December 31, 2017	December 31, 2016	2015
Net asset value, beginning of period	$9.54	$9.30	$10.00

Investment Operations:
Net investment income (loss)	0.10	0.02	(0.01)

Net realized and change in unrealized gain (loss)	1.32	0.27	(0.69)

Total from investment operations	1.42	0.29	(0.70)

Dividends and Distributions to Shareholders from:
Net investment income	(0.15)	(0.05)	—

Net realized gains	(0.72)	—	—

Total dividends and distributions to shareholders	(0.87)	(0.05)	—

Net asset value, end of period	$10.09	$9.54	$9.30

Total Return(1)	14.90%	3.15%	(7.00)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$22,411	$25,275	$20,287

Ratio of expenses to average net assets with fee waiver/reimbursement(2)	1.11%	1.11%	1.15	%(3)(4)

Ratio of expenses to average net assets without fee waiver/reimbursement(2)	1.76%	1.74%	2.17	%(3)(4)

Ratio of net investment income (loss) to average net assets(2)	0.95%	0.25%	(0.23	)%(3)(4)

Portfolio turnover rate	91%	72%	58%

*	Commencement of operations.
(1)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return includes the effect of any fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(2)	Does not include expenses of the investment companies in which the Portfolio invests.
(3)	Annualized, unless otherwise noted.
(4)	Certain expenses incurred by the Portfolio were not annualized.

See accompaying Notes to Financial Statements

14

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2017

1. Organization and Significant Accounting Policies

Premier Multi-Series VIT (the “Trust”) was organized as a Massachusetts business trust on May 30, 2012. As of December 31, 2017, the Trust consisted of two separate investment series. These financial statements pertain to the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”). Prior to commencing operations on April 27, 2015, the Portfolio had no operations other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Portfolio’s investment manager and is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). The Portfolio currently offers one share class. Shares of the Portfolio currently are available to be purchased by segregated asset accounts (“Separate Accounts”) that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (together, “Allianz Life”), or other affiliated or unaffiliated insurance companies. To the extent permitted by applicable law, shares of the Portfolio also are available to be purchased by insurance dedicated fund-of-funds vehicles managed by Allianz Investment Management LLC, an affiliate of the Investment Manager. AAM and Allianz Life are indirect, wholly-owned subsidiaries of Allianz SE, a publicly-traded European insurance and financial services company. The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value.

The Portfolio’s objective is to seek long-term capital appreciation. There can be no assurance that the Portfolio will meet its stated objective.

The preparation of the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Portfolio’s management to make estimates and assumptions that affect the reported amounts and disclosures in Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the risk of loss is expected to be remote.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017 and the financial statements have been modified accordingly, as applicable.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolio’s investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange.

The Board of Trustees of the Trust (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market

Annual Report | December 31, 2017	15

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2017 (continued)

quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board, as necessary. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures adopted by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Trust’s Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Portfolio to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolio’s financial statements. The Portfolio’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business. In unusual circumstances, the Board may determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access

•	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•	Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolio to measure fair value during the year ended December 31, 2017 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolio generally to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Annual Report | December 31, 2017	16

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2017 (continued)

(c) Investment Transactions and Investment Income Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statement of Operations. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Portfolio may be subject to excise tax on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken. The Portfolio’s federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

The Portfolio declares dividends from net investment income and distributions from net realized capital gains, if any, at least annually. The Portfolio records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Portfolio’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Portfolio’s Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Repurchase Agreements

The Portfolio is party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default and maintenance of collateral.

Annual Report | December 31, 2017	17

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2017 (continued)

The Portfolio enters into transactions, under the Master Repo Agreements, with its custodian bank or securities brokerage firms whereby it purchases securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Portfolio), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolio until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited. The gross values are included in the Portfolio’s Schedule of Investments. As of December 31, 2017, the value of the related collateral exceeded the value of the repurchase agreements.

(h) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(i) Exchange-Traded Funds

The Portfolio may invest in exchange-traded-funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

2. Principal Risks

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Portfolio is also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increase in interest rates or an issuer’s deterioration or default. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money as a result of movements in interest rates. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may decline due to fluctuations in interest rates.

Annual Report | December 31, 2017	18

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2017 (continued)

The Portfolio is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Portfolio directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the returns of the Portfolio. The local emerging market currencies in which the Portfolio may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Portfolio is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Portfolio to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Portfolio. Even when markets perform well, there is no assurance that the investments held by the Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio’s financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3. Underlying Funds Risk

The Portfolio may, at any time, invest in affiliated and unaffiliated funds (which may include certain affiliated mutual funds and ETFs sponsored by AAM or its subsidiaries (the “Affiliated Underlying Funds”) and ETFs, mutual funds and pooled investment vehicles other than the Affiliated Underlying Funds (collectively, with the Affiliated Underlying Funds, “Underlying Funds”)). Accordingly, the investment performance of the Portfolio depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. The risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Funds.

Annual Report | December 31, 2017	19

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2017 (continued)

Investing in the Underlying Funds involves certain additional expenses and tax results that would not be present in a direct investment in individual securities or other instruments. The Portfolio’s NAV will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. The Portfolio may invest in other investment companies during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive securities available in the market, or when the Investment Manager believes share prices of other investment companies offer attractive values. To the extent that the Portfolio invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

4. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Portfolio at times use derivatives for hedging purposes, the Portfolio reflect derivatives at fair value and recognize changes in fair value through the Portfolio’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

Futures Contracts. The Portfolio uses futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Portfolio agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

5. Investment Manager/Distributor Fees & Deferred Compensation

AllianzGI U.S. serves as an investment manager to the Portfolio pursuant to an Investment Management Agreement (the “Agreement”) between AllianzGI U.S. and the Trust. Subject to the supervision of the Portfolio’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any reimbursements or recoupment), at the annual rate of 0.70% of the Portfolio’s average daily net assets.

Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM and the Investment Manager, serves as the distributor of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan (the “Plan”). The Plan permits the Trust, or the Distributor acting as agent of the Trust, to make payments to participating insurance companies, plan sponsors and other financial institutions as compensation for services rendered or expenses borne in connection with certain enumerated services, which include the provision of personal services to segregated asset account shareholders and maintenance of shareholder accounts (“servicing fees”). The Plan permits the share class currently offered by the Portfolio to pay servicing fees at an annual rate of up to 0.25% of the Portfolio’s average daily net assets. Payments are accrued daily and paid monthly.

The Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan (the “Deferred Compensation Plan”) for the Trustees, which permits the Trustees to defer their receipt of

Annual Report | December 31, 2017	20

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2017 (continued)

compensation from the Trust, at their election, in accordance with the terms of the Deferred Compensation Plan. Under the Deferred Compensation Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period, chosen by the Trustee, an amount equal to the value of such compensation if such compensation had been invested in one or more series of the Allianz Funds Multi-Strategy Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

6. Expense Limitation

The Trust and the Investment Manager have entered into an Expense Limitation Agreement whereby the Investment Manager has agreed to irrevocably waive its Management fee and/or reimburse the Portfolio through April 30, 2018, to the extent that Total Portfolio Operating Expenses, excluding interest, tax, and extraordinary expenses and certain credits and other expenses, but plus the Portfolio’s acquired fund fees and expenses, exceed 1.20% of the Portfolio’s average daily net assets. Under the Expense Limitation Agreement, the Investment Manager may recoup waived and/or reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties. As of December 31, 2017, the Investment Manager may recoup $140,713, $141,770 and $149,986 of expenses waived/reimbursed in fiscal years ended December 31, 2015, December 31, 2016 and December 31, 2017, respectively.

7. Investments in Securities

For the year ended December 31, 2017, purchases and sales of investments, other than short-term securities were:

U.S. Government Obligations		All Other
Purchases	Sales	Purchases	Sales
$ 5,277,412	$5,453,174	$18,251,587	$9,903,075

8. Income Tax Information

The tax character of dividends and distributions paid was:

Year ended December 31, 2017		Year Ended December 31, 2016
Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
$ 801,461	$969,912	$139,676	—

*	Ordinary income includes short-term capital gains, if any.

At December 31, 2017, the Portfolio had distributable earnings of $95,456 from ordinary income and $10,450 from long-term capital gains.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer Post-October specified losses of $322 related to specified losses arising after October 31, 2017.

At December 31, 2017, the Portfolio utilized capital loss carryforwards of $359,128, of which $263,256 are short-term, and $95,872 are long-term.

For the year ended December 31, 2017, permanent “book-tax” adjustments were attributable to reclassification of gains and losses from foreign currency transactions, non-deductible excise tax paid and treatment of bond premium amortization. These adjustments decreased dividends in excess of net investment income by $134,412, decreased accumulated net realized gain by $134,350 and decreased paid-in-capital by $62. Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At December 31, 2017, the cost basis of portfolio securities for federal income tax purposes was $21,557,538. Gross

Annual Report | December 31, 2017	21

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2017 (continued)

unrealized appreciation was $955,968; gross unrealized depreciation was $103,249; and net unrealized appreciation was $852,719. The difference between book and tax basis was attributable to mark-to-market on section 1256 futures contracts and differing treatment of bond premium amortization.

9. Portfolio Events

On December 28, 2017, the Trust entered into a Novation Framework Agreement with State Street Bank and Trust Company (“SSB”) and DST Asset Manager Solutions, Inc. (formerly known as Boston Financial Data Services, Inc.) (“DST”) whereby SSB replaced DST as the named provider of transfer agency services to the Portfolio. SSB then delegated its duties and obligations as transfer agent to DST. This transition was undertaken solely to promote efficiency and administrative simplicity, allowing SSB and DST to consolidate certain contracts and streamline their relationship, and had no effect on the services provided to the Portfolio.

10. Investments by Affiliates

At December 31, 2017, two segregated asset accounts that fund variable annuity contracts and variable life insurance policies sponsored by Allianz Life owned 100% of the Portfolio. Investment activities of these shareholders could have a material impact on the Portfolio.

The following table shows the transactions in and earnings from affiliates for the year ended December 31, 2017:

	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income	Shares as of 12/31/2017	Net Realized Gain (Loss)
PIMCO High Yield	$2,043,607	$17,633	$(2,065,225)	$(8,003)	—	$23,196	—	$11,988
PIMCO Investment Grade Corporate Bond	875,682	5,142	(879,915)	8,646	—	6,316	—	(9,555)
PIMCO Investment Grade Corporate Bond Index	1,126,323	—	(1,117,050)	8,906	—	5,824	—	(18,179)

Totals	$4,045,612	$22,775	$(4,062,190)	$9,549	—	$35,336	—	$(15,746)

11. Borrowings

The Trust is a party to an agreement (the “State Street Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds and Allianz Funds Multi-Strategy Trust, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement had an original maturity date of October 26, 2017, which was extended by an additional 364-day period by an amendment effective October 26, 2017. The amendment permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund pays interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month London Interbank Offered Rate, subject to upward adjustment when any past due payments are outstanding. The AllianzGI Borrowers also pay a usage fee at an annualized rate of 0.25% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility. The Portfolio did not utilize the line of credit during the year ended December 31, 2017.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolio is authorized to enter into a master interfund lending agreement (the “Interfund Program”) with certain funds advised by the Investment Manager. The Order permits certain funds to lend money directly to and borrow money directly from other funds advised by the Investment Manager for temporary purposes through the Interfund Program. During the year ended December 31, 2017, the Portfolio did not participate as a borrower or lender in the Interfund Program.

12. Subsequent Events

In preparing these financial statements, the Portfolio’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Annual Report | December 31, 2017	22

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2017 (continued)

There were no subsequent events identified that require recognition or disclosure.

Annual Report | December 31, 2017	23

Report of Independent Registered Public Accounting Firm

RCM Dynamic Multi-Asset Plus VIT Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Premier Multi-Series VIT and Shareholders of RCM Dynamic Multi-Asset Plus VIT Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of RCM Dynamic Multi-Asset Plus VIT Portfolio (one of the portfolios constituting Premier Multi-Series VIT, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more of the investment companies in the Allianz Global Investors U.S. group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

Annual Report | December 31, 2017	24

Changes to the Board of Trustees and Officers/Tax Information (unaudited)

RCM Dynamic Multi-Asset Plus VIT Portfolio

Changes to the Board of Trustees and Officers:

Effective December 12, 2017, Barbara R. Claussen resigned as a Trustee of the Portfolio and Erick R. Holt became a Trustee of the Portfolio. Mr. Holt is an “interested person” of the Portfolio, as defined in Section 2(a) (19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

Effective December 12, 2017, Craig A. Ruckman was appointed Assistant Secretary to the Portfolio.

Tax Information:

During the year ended December 31, 2017, the Portfolio distributed long-term capital gains in the amount of $969,912.

Under the Jobs and Growth Tax Relief reconciliation Act of 2003, the Portfolio designated 38% of ordinary dividends paid (or the maximum amount allowable) during the fiscal year ended December 31, 2017 as “qualified dividend income”.

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Portfolio’s dividend distribution that qualifies under tax law. The Portfolio designates 0% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the dividend received deduction.

Annual Report | December 31, 2017	25

Privacy Policy (unaudited)

RCM Dynamic Multi-Asset Plus VIT Portfolio

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Annual Report | December 31, 2017	26

Privacy Policy (unaudited) (continued)

RCM Dynamic Multi-Asset Plus VIT Portfolio

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

•	Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

•	Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

•	Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

•	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

•	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

•	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

•	Facebook: https://de-de.facebook.com/about/privacy/

•	Twitter: https://twitter.com/privacy

•	Linked In: https://www.linkedin.com/legal/privacy-policy

Annual Report | December 31, 2017	27

Privacy Policy (unaudited) (continued)

RCM Dynamic Multi-Asset Plus VIT Portfolio

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

Annual Report | December 31, 2017	28

Premier Multi-Series VIT – Board of Trustees (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Portfolio’s Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-498-5413.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
A. Douglas Eu† 1961	4/2016 to present	Chief Executive Officer, Managing Director and Chairman of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2016); Member of the Global Executive Committee of Allianz Global Investors GmbH (since 2006). Formerly, Chief Executive Officer of Allianz Global Investors Asia Pacific GmbH (2006-2015).	63	Formerly, Director, Securities and Futures Commission Advisory Committee Hong Kong (2007-2013).

Erick R. Holt† 1952	12/2017 to present	Board Member, Global Chief Risk Officer, General Counsel and Chief Compliance Officer (since 2006) of Allianz Asset Management GmbH	63	None.
Independent Trustees
Davey S. Scoon 1946 Chairman of the Board of Trustees	12/2014 to present	Adjunct Professor, University of Wisconsin-Madison (since 2011).	63	Director, Albireo Pharma, Inc. (since 2016); and Director, AMAG Pharmaceuticals, Inc. (since 2006). Formerly, Director, Biodel Inc. (2013 - 2016); Director, Orthofix International N.V. (2011 - 2015); and Chairman, Tufts Health Plan (1997 - 2014).

Deborah A. DeCotis 1952	6/2012 to present	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014)	89	None.

F. Ford Drummond 1962	12/2014 to present	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	63	Director, Bancfirst Corporation.

Bradford K. Gallagher 1944	6/2012 to present	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011- 2013).	89	None.

James A. Jacobson 1945	6/2012 to present	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014).	89	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

Hans W. Kertess 1939	6/2012 to present	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	89	None.

James S. MacLeod 1947	12/2014 to present	Executive Chairman of the Board, CoastalSouth Bancshares, Inc.; Chairman, CoastalStates Bank; Vice Chairman of the Board and Member of Executive Committee, University of Tampa; Trustee, MUSC Foundation and Director, Mortgage Bankers Association of America. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.	63	Non-Executive Chairman and Director, Sykes Enterprises, Inc.

William B. Ogden, IV 1945	6/2012 to present	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	89	None.

Annual Report | December 31, 2017	29

Premier Multi-Series VIT – Board of Trustees (unaudited) (continued)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Alan Rappaport 1953	6/2012 to present	Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Member of Board of Overseers, NYU Langone Medical Center (since 2015); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015).	89	None.

†	Messers. Eu and Holt are “Interested Persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Investment Manager and its affiliates.

Annual Report | December 31, 2017	30

Premier Multi-Series VIT – Officers (unaudited)

Name, Year of Birth, Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas J. Fuccillo President and Chief Executive Officer 1968	4/2016 to present	Managing Director, Chief Regulatory Counsel and Head of Retail and Funds Legal of Allianz Global Investors U.S. Holdings LLC; Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Secretary and Chief Legal Officer of The Korea Fund, Inc. President and Chief Executive Officer of 63 funds in the Fund Complex; Formerly, Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2004-2016).

Lawrence G. Altadonna Treasurer, Principal Financial and Accounting Officer 1966	6/2012 to present	Director, Director of Fund Administration of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Angela Borreggine Secretary and Chief Legal Officer 1964	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Secretary and Chief Legal Officer of 63 funds in the Fund Complex. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA** Chief Compliance Officer 1975	6/2013 to present	Director of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; Chief Compliance Officer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Scott Whisten Assistant Treasurer 1971	6/2012 to present	Director of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 63 funds in the Fund Complex.

Richard J. Cochran Assistant Treasurer 1961	6/2012 to present	Vice President of Allianz Global Investors U.S. LLC; Assistant Treasurer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili Assistant Treasurer 1974	6/2012 to present	Director of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Debra Rubano Assistant Secretary 1975	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 63 funds in the Fund Complex.

Craig A. Ruckman Assistant Secretary 1977	12/2017 to present	Vice President and Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 63 funds in the Fund Complex. Formerly, Associate of K&L Gates LLP (2012-2016).

*	The officers of the Trust are elected annually by the Board of Trustees.
**	The correspondence address for Thomas L. Harter is 600 West Broadway, San Diego, CA 92101.

Annual Report | December 31, 2017	31

Premier Multi-Series VIT

Trustees	Investment Manager
Davey S. Scoon	Allianz Global Investors U.S. LLC
Chairman of the Board of Trustees	1633 Broadway
Deborah A. DeCotis	New York, NY 10019
F. Ford Drummond
A. Douglas Eu	Distributor
Bradford K. Gallagher	Allianz Global Investors Distributors LLC
Erick R. Holt	1633 Broadway
James A. Jacobson	New York, NY 10019
Hans W. Kertess
James S. MacLeod	Custodian & Accounting Agent
William B. Ogden, IV	State Street Bank & Trust Co.
Alan Rappaport	801 Pennsylvania Avenue
Kansas City, MO 64105

Officers
Thomas J. Fuccillo	Transfer Agent
President and Chief Executive Officer	State Street Bank & Trust Company, which has
Lawrence G. Altadonna	delegated its obligations as transfer agent to:
Treasurer, Principal Financial and Accounting Officer	DST Asset Manager Solutions, Inc.
Angela Borreggine	330 West 9th Street, 5th Floor
Chief Legal Officer and Secretary	Kansas City, MO 64105
Thomas L. Harter
Chief Compliance Officer	Independent Registered Public Accounting Firm
Scott Whisten	PricewaterhouseCoopers LLP
Assistant Treasurer	1100 Walnut Street, Suite 1300
Richard J. Cochran	Kansas City, MO 64106
Assistant Treasurer
Orhan Dzemaili	Legal Counsel
Assistant Treasurer	Ropes & Gray LLP
Debra Rubano	Prudential Tower
Assistant Secretary	800 Boylston Street
Craig A. Ruckman	Boston, MA 02199
Assistant Secretary

This report, including the financial information herein, is transmitted to the shareholders of the Portfolio for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolio or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm, Eastern Time, or visit our website, us.allianzgi.com

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Messrs. James A. Jacobson and Davey S. Scoon, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $39,620 in 2016 and $40,809 in 2017.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2016 and $0 in 2017.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $28,842 in 2016 and $29,708 in 2017. These services consisted of review or preparation of U.S. federal, state, local tax returns.

d)	All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Premier Multi-Series VIT (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services to the Trust as well as to the Trust’s investment adviser(1) or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Applicable Service Providers”), if the engagement relates directly to operations and financial reporting of the Trust. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR PRE-APPROVAL AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and if the Committee so determines, pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit under related) services that are proposed to be performed by the Trust’s independent accountants for the Trust and its Applicable Service Providers (to the extent the services to be provided to the Applicable Service Providers relate directly to the operations and financial reporting of the Trust). The Committee may also pre-approve services at any other in-person or telephonic Committee meeting. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year by the independent accountants for the Trust and its Applicable Service Providers pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President, Treasurer or Assistant Treasurer of the Trust, who may only grant such approval if he or she believes that the accounting firm’s engagement will not adversely affect the firm’s independence, of the Trust, who will confirm, independently that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

(1)	For purposes of this requirement, the term “adviser” does not include sub-advisers that are not affiliated with a Trust’s investment adviser, are overseen by that investment adviser, and whose role is primarily portfolio management.

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Trust merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre- approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $500,000. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

OTHER SERVICES

Services that are proposed to be provided to the Trust which are not audit, audit-related or tax services may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed the limit assigned within the Policy. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

Rule 2-01(c)(7) of Regulation S-X provides that an accountant is not independent of the Trust unless the Trust’s Committee approves any permitted non-audit services to be provided to the Trust’s Applicable Service Providers, provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust.

Services to be provided to Applicable Service Providers that are required to be pre-approved, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at a regular or special meeting or by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. If a service is approved by a Committee member, the full Committee is notified of such pre-approval at its next regularly scheduled meeting.

Although the Committee will not be required to pre-approve all services provided to Applicable Service Providers and their affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to Applicable Service Providers and their affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate fees and costs of all non-audit services that, but for the limited exception provided by this section, would require pre-approval by the Committee constitutes no more than five percent of the total fees and costs paid by the Trust and Applicable Service Providers to the independent accountant during the fiscal year during which such non-audit services are provided;

(2)	At the time of the engagement for such services, the Trust did not recognize that the services were “non-audit services” that required preapproval; and

(3)	Each such service is brought promptly to the attention of the Committee and approved prior to the completion of the audit by the Committee, Committee Chair or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2016 Reporting Period was $4,613,376 and for the 2017 Reporting Period was $3,780,414.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Exhibit 99.CODE ETH – Code of Ethics

(a)(2)	Exhibit 99_CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3)	Not applicable

(b)	Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Premier Multi-Series VIT

By	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date: February 26, 2018

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date: February 26, 2018

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: February 26, 2018